UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2020 (April 15, 2020)

PGT Innovations, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37971	20-0634715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1070 TECHNOLOGY DRIVE, NORTH VENICE, Florida		34275
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (941) 480-1600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	PGTI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.05. Costs Associated With Exit or Disposal Activities.

On April 15, 2020, PGT Innovations, Inc. (the “Company”)  decided to exit its manufacturing facility in Orlando, Florida, where its WinDoor and Eze-Breeze products are assembled, and to relocate the manufacturing of those products to the Company’s Venice and Tampa, Florida plants, respectively. The Company expects to cease production at the Orlando facility during June 2020. In connection with this announcement, the Company currently expects to record pre-tax special item charges in the range of approximately $4.2 million to $4.6 million. Approximately $3.0 million to $3.4 million of the charges are expected to be paid in cash and are primarily attributable to separation and retention-until-closure payments for employees, remaining rent on the Orlando facility, and equipment relocation expenses. Non-cash charges of approximately $1.2 million are related to certain product rationalization initiatives. Most of the pre-tax special item charges are expected to be recorded in 2020 and most of the cash outflows are expected to occur in 2020.  The Company expects to realize annualized cost savings of approximately $3.5 million to $3.8 million in connection with its closure of the Orlando facility.

ITEM 7.01. Regulation FD Disclosure
The Company’s press release announcing its decision to exit its Orlando facility is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
99.1	PGT Innovations, Inc. News Release, Dated April 20, 2020
104	Cover Page Interactive Data File (embedded within the Inline XRBL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGT INNOVATIONS, INC.

By: /s/ Sherri Baker_____________________________
       Name:  Sherri Baker
       Title:  Senior Vice President, and Chief Financial Officer

    Dated:  April 20, 2020

EXHIBIT INDEX

Exhibit No.	Description
99.1	PGT Innovations, Inc. News Release, Dated April 20, 2020
104	Cover Page Interactive Data File (embedded within the Inline XRBL document)